                                                                  Exhibit (c)(8)


                  CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT

         THIS CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT ("Agreement") is made and entered into by Jerrel W. Kee, effective upon the consummation of the merger between TechForce Corporation and Equant Acquisition Corp.

                              W I T N E S S E T H:

         WHEREAS, Executive is presently an Executive of TechForce Corporation, a Georgia corporation ("TechForce");

         WHEREAS, on June 30, 1999, Company and TechForce have entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which a wholly owned subsidiary of Equant ("NEWCO") has agreed to acquire from the shareholders of TechForce all of the outstanding stock of TechForce (the "Merger");

         WHEREAS, Equant and/or NEWCO (hereinafter collectively referred to as "the Company") intends to employ Executive after consummation of the Merger;

         WHEREAS, Executive recognizes that his management services have been essential to the growth and development of TechForce and will be essential to the growth and development of Company for itself and its related and affiliated entities and, therefore, that the Executive's services are and will be special, unique and extraordinary;

         WHEREAS, Executive shall enter into and upon the consummation of the Merger be bound by an agreement with the Company that provides the Company and its affiliated and related entities with appropriate protection for their confidential information, and from solicitation of their Employees and unfair competition by the Executive, and for the assignment of the Executive to the Company of work-related inventions and developments; and

         WHEREAS, Executive will be subject to certain restrictive covenants necessary to protect the legitimate business interests of the Company, including without limitation, confidential, proprietary and trade secret information, and goodwill among customers, employees and vendors;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, Executive covenants and agrees as follows:

1.       DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "Confidential Information" means information belonging to the Company, whether reduced to writing (or in a form from which such information can be obtained, translated, or derived into reasonably usable form), or maintained in the Executive's mind or memory, which derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such information, including, without limitation, financial information, reports, and forecasts; inventions, improvements and other intellectual property, trade secrets; know-how; designs, processes or formulae; software or related code; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Company, and further includes, without limitation, all such types of information acquired by the Company from TechForce. Confidential Information includes information developed by the Executive in the course of the Executive's employment by the Company, as well as other information to which the Executive may have access in connection with the Executive's employment. Confidential Information also includes the confidential information of others with which the Company has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless due to breach of the Executive's duties under this Agreement. Regardless of whether information is in the public domain, information shall cease to be Confidential Information upon the fifth (5th) year anniversary of the termination and/or resignation of Executive's employment with the Company for any reason.

         (ii) "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable, including without limitation, discoveries and improvements which consist of or relate to any form of Confidential Information.

         (iii) "Company-Related Inventions and Developments" means all Inventions and Developments which either (A) relate at the time of conception or development to the actual or demonstrably proposed business or research and development activities of the Company; (B) result from or relate to any work performed for the Company, whether or not during normal business hours; (C) are developed on Company work time; or (D) are developed through the use of Confidential Information, or the Company's equipment, software, or other facilities or resources.

         (iv) "Services" means the development, direct or indirect, marketing, sales or distribution of network systems integration services.

         (v) "Customer" means any person or entity who (a) is receiving Services from the Company on the date of termination of the Executive's employment with the Company, or (b) received Services from the Company, TechForce or the Executive at any time during the one (1) year period immediately preceding the date of termination of the Executive's employment with the Company, provided, however, that upon the termination of Executive's employment, Executive shall receive a list of the Customers that are included within this Section (v)

         (vi) "Restricted Term" means the period ending twelve (12) months following the termination and/or resignation of the Executive's employment with the Company, regardless of the reason.

2.       CONFIDENTIALITY.

The Executive understands and agrees that the Executive's employment creates a relationship of confidence and trust between the Executive and the Company with respect to all Confidential Information. At all times, both during the Executive's employment with the Company and after its termination, the Executive will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the

Company, except as may be necessary in the ordinary course of performing the Executive's duties to the Company.

3.       DOCUMENTS, RECORDS, ETC.

All documents, records, data, apparatus, equipment and physical property, whether or not pertaining to the Confidential Information, which are furnished to the Executive by the Company or are produced by the Executive in connection with the Executive's employment will be and remain the sole property of the Company. The Executive will return to the Company all such materials and property, including any material or medium from which any Confidential Information may be ascertained or derived, as and when requested by the Company. In any event, the Executive will return all such materials and property immediately upon termination of the Executive's employment for any reason. The Executive will not retain with the Executive any such material or property or any copies, compilations, or analyses thereof after such termination.

4.       ASSIGNMENT OF INVENTIONS AND DEVELOPMENTS.

The Executive agrees that all Company-Related Inventions and Developments which he conceives or develops, in whole or in part, either alone or jointly with others, during his employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Executive hereby transfers and assigns to the Company any proprietary rights which he may have or acquire in such Company-Related Inventions and Developments, and he waives any other special rights which he may have or accrue therein. The Executive agrees to execute any documents and take any actions that may be required to effect and confirm such transfer, assignment and waiver. The provisions of this Agreement will apply to all Company-Related Inventions and Developments which are conceived or developed by the Executive during his employment with the Company, whether or not further development or reduction to practice may take place after termination of his employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the Executive which are reduced to practice within one year after termination of his employment were conceived during the term of his employment with the Company unless he is able to establish a later conception date by clear and convincing evidence.

The Executive represents and warrants that all Inventions and Developments made and currently or previously owned by him prior to his employment by the Company and that have not otherwise been assigned, transferred or sold to the Company in connection with the consummation of the transactions contemplated by the Merger Agreement, are disclosed in the Schedule attached to this Agreement.

The Executive agrees promptly to disclose to the Company, or to persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of this Agreement.

The Executive further agrees to assist the Company, at the Company's request from time to time and at its expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to the Company-Related Inventions and Developments in any and all countries. The Executive will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Executive's employment, provided that the Company will compensate him at a reasonable rate after such termination for time actually spent by the Executive at the Company's request on such assistance. In the event that the Company is unable, after using its best efforts, to secure the Executive's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act for him and on his behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes, with the same legal force and effect as if executed or done by the Executive.

5.       NONSOLICITATION OF CUSTOMERS

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not, directly or indirectly, in any capacity solicit the business or trade of any Customer for himself or for any other person or entity engaged in or for the purpose of providing the same Services to such Customer.

6.       NONSOLICITATION OF EMPLOYEES

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not directly or indirectly, in any capacity:

         (i) be personally involved, directly or indirectly through any enterprise with which he is associated, in the hiring or employment of any current employee or full-time consultant of the Company; or

         (ii) recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing) any employee or full-time consultant of the Company to terminate his or her employment or other relationship with the Company.

For purposes of this Section, the term "consultant" shall refer to individuals who perform services for the Company on an independent contractor and consulting basis, not the entity for whom they may be employed.

Notwithstanding the foregoing, nothing in this paragraph shall prevent the Executive or his employer from placing blind advertisements or hiring recruiters on a neutral basis in order to recruit generally.

7.       ACKNOWLEDGMENTS

The Executive acknowledges and agrees that the restrictions set forth in this Agreement are intended to protect the Company's interest in its Confidential Information and its commercial relationships and goodwill (with its customers, prospective customers, vendors, consultants and employees), including, without limitation, Confidential Information, commercial relationships and goodwill acquired by the Company through the Merger with TechForce, or developed while the Executive was employed by the Company, and are reasonable and appropriate for these purposes. The Executive acknowledges that based on his unique skills, position and exposure to Confidential Information, the breach, or threatened breach, by him of the provisions of this Agreement may cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. The Executive also acknowledges that Company's Customers are located throughout the United States and that a business competitive with the Company may be carried on anywhere within the United States as a result of the unique use of telephonic, technologic and other advanced communications techniques. Therefore, the Executive acknowledges that the geographical application of this Agreement is reasonable under the circumstances. The Executive further acknowledges that: (i) in the event his employment with the Company terminates for any reason, he will be able to earn a livelihood without violating the foregoing restrictions and (ii) his ability to earn a livelihood without violating such restrictions is a material condition to his employment with the Company.

8.       DISCLOSURE OF AGREEMENT

As long as it remains in effect, the Executive will disclose the existence of this Agreement to any prospective employer, partner, co-venturer, investor or lender prior to entering into an employment, partnership or other business relationship with such person or entity.

9.       INJUNCTION

The Executive agrees that it may be difficult to measure any damages caused to the Company which might result from any breach by the Executive of the promises set forth in this Agreement (except for those set forth in Sections 9 and 10), and that in any event money damages may be an inadequate remedy for any such breach. Accordingly the Executive agrees that if the Executive breach, or threatens to breach, any portion of Agreement (other than Sections 9 and 10), the Company may be entitled, in addition to all other remedies that it may have, to have an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

10.      MISCELLANEOUS PROVISIONS

         (a) Severability. If any provision, section or subsection of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, then the court may amend such portion or provision so as to comply with the law or, if it declines to do so, the void or unenforceable section or subsection shall not affect the validity of the remainder of the Agreement, each section or subsection of which shall be enforceable to the fullest extent permitted by law.

         (b) Waiver. Any failure of the Company to demand rigid adherence to one or more of this Agreement's terms, on one or more occasion, shall not be construed as a waiver nor deprive the Company of the right to insist upon strict compliance.

         (c) Governing Law. This is a New York contract and shall be construed under and be governed in all respects by the laws of the State of New York, without giving effect to the conflict of laws principles of such State. With respect to any disputes concerning federal law, such disputes shall be determined in accordance with the law as it would be interpreted and applied by the United States Court of Appeals for the Second Circuit.

         (d) Legal Fees and Costs. In any action brought by either party to enforce this Agreement, the prevailing party shall be entitled to be reimbursed for reasonable legal fees and the costs of litigation by the other party.

         (e) Entire Agreement. This agreement and any agreement to which it is attached and made part of constitute the entire agreement between the parties with respect to the subject matter herein and supersede all prior agreements, whether oral or written, between the parties and/or any predecessors in interest, including without limitation TechForce, with respect to any related subject matter. This agreement may not be modified or amended except by a writing signed by Executive, a duly-authorized representative of the Company and Richard Blaustein.


IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by Executive this 30th day of June 1999.


                                  --------------------------------
                                  Jerrel W. Kee

                  CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT

         THIS CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT ("Agreement") is made and entered into by James Macchiarola, effective upon the consummation of the merger between TechForce Corporation and Equant Acquisition Corp.

                              W I T N E S S E T H:

         WHEREAS, Executive is presently an Executive of TechForce Corporation, a Georgia corporation ("TechForce");

         WHEREAS, on June 30, 1999, Company and TechForce have entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which a wholly owned subsidiary of Equant ("NEWCO") has agreed to acquire from the shareholders of TechForce all of the outstanding stock of TechForce (the "Merger");

         WHEREAS, Equant and/or NEWCO (hereinafter collectively referred to as "the Company") intends to employ Executive after consummation of the Merger;

         WHEREAS, Executive recognizes that his management services have been essential to the growth and development of TechForce and will be essential to the growth and development of Company for itself and its related and affiliated entities and, therefore, that the Executive's services are and will be special, unique and extraordinary;

         WHEREAS, Executive shall enter into and upon the consummation of the Merger be bound by an agreement with the Company that provides the Company and its affiliated and related entities with appropriate protection for their confidential information, and from solicitation of their Employees and unfair competition by the Executive, and for the assignment of the Executive to the Company of work-related inventions and developments; and

         WHEREAS, Executive will be subject to certain restrictive covenants necessary to protect the legitimate business interests of the Company, including without limitation, confidential, proprietary and trade secret information, and goodwill among customers, employees and vendors;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, Executive covenants and agrees as follows:

1.       DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "Confidential Information" means information belonging to the Company, whether reduced to writing (or in a form from which such information can be obtained, translated, or derived into reasonably usable form), or maintained in the Executive's mind or memory, which derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such information, including, without limitation, financial information, reports, and forecasts; inventions, improvements and other intellectual property, trade secrets; know-how; designs, processes or formulae; software or related code; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Company, and further includes, without limitation, all such types of information acquired by the Company from TechForce. Confidential Information includes information developed by the Executive in the course of the Executive's employment by the Company, as well as other information to which the Executive may have access in connection with the Executive's employment. Confidential Information also includes the confidential information of others with which the Company has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless due to breach of the Executive's duties under this Agreement. Regardless of whether information is in the public domain, information shall cease to be Confidential Information upon the fifth (5th) year anniversary of the termination and/or resignation of Executive's employment with the Company for any reason.

         (ii) "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable, including without limitation, discoveries and improvements which consist of or relate to any form of Confidential Information.

         (iii) "Company-Related Inventions and Developments" means all Inventions and Developments which either (A) relate at the time of conception or development to the actual or demonstrably proposed business or research and development activities of the Company; (B) result from or relate to any work performed for the Company, whether or not during normal business hours; (C) are developed on Company work time; or (D) are developed through the use of Confidential Information, or the Company's equipment, software, or other facilities or resources.

         (iv) "Services" means the development, direct or indirect, marketing, sales or distribution of network systems integration services.
2

         (v) "Customer" means any person or entity who (a) is receiving Services from the Company on the date of termination of the Executive's employment with the Company, or (b) received Services from the Company, TechForce or the Executive at any time during the one (1) year period immediately preceding the date of termination of the Executive's employment with the Company, provided, however, that upon the termination of Executive's employment, Executive shall receive a list of the Customers that are included within this Section (v)

         (vi) "Restricted Term" means the period ending twelve (12) months following the termination and/or resignation of the Executive's employment with the Company, regardless of the reason.

2.       CONFIDENTIALITY.

The Executive understands and agrees that the Executive's employment creates a relationship of confidence and trust between the Executive and the Company with respect to all Confidential Information. At all times, both during the Executive's employment with the Company and after its termination, the Executive will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the

Company, except as may be necessary in the ordinary course of performing the Executive's duties to the Company.

3.       DOCUMENTS, RECORDS, ETC.

All documents, records, data, apparatus, equipment and physical property, whether or not pertaining to the Confidential Information, which are furnished to the Executive by the Company or are produced by the Executive in connection with the Executive's employment will be and remain the sole property of the Company. The Executive will return to the Company all such materials and property, including any material or medium from which any Confidential Information may be ascertained or derived, as and when requested by the Company. In any event, the Executive will return all such materials and property immediately upon termination of the Executive's employment for any reason. The Executive will not retain with the Executive any such material or property or any copies, compilations, or analyses thereof after such termination.

4.       ASSIGNMENT OF INVENTIONS AND DEVELOPMENTS.

The Executive agrees that all Company-Related Inventions and Developments which he conceives or develops, in whole or in part, either alone or jointly with others, during his employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Executive hereby transfers and assigns to the Company any proprietary rights which he may have or acquire in such Company-Related Inventions and Developments, and he waives any other special rights which he may have or accrue therein. The Executive agrees to execute any documents and take any actions that may be required to effect and confirm such transfer, assignment and waiver. The provisions of this Agreement will apply to all Company-Related Inventions and Developments which are conceived or developed by the Executive during his employment with the Company, whether or not further development or reduction to practice may take place after termination of his employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the Executive which are reduced to practice within one year after termination of his employment were conceived during the term of his employment with the Company unless he is able to establish a later conception date by clear and convincing evidence.

The Executive represents and warrants that all Inventions and Developments made and currently or previously owned by him prior to his employment by the Company and that have not otherwise been assigned, transferred or sold to the Company in connection with the consummation of the transactions contemplated by the Merger Agreement, are disclosed in the Schedule attached to this Agreement.

The Executive agrees promptly to disclose to the Company, or to persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of this Agreement.

The Executive further agrees to assist the Company, at the Company's request from time to time and at its expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to the Company-Related Inventions and Developments in any and all countries. The Executive will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Executive's employment, provided that the Company will compensate him at a reasonable rate after such termination for time actually spent by the Executive at the Company's request on such assistance. In the event that the Company is unable, after using its best efforts, to secure the Executive's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act for him and on his behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes, with the same legal force and effect as if executed or done by the Executive.

5.       NONSOLICITATION OF CUSTOMERS

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not, directly or indirectly, in any capacity solicit the business or trade of any Customer for himself or for any other person or entity engaged in or for the purpose of providing the same Services to such Customer.

6.       NONSOLICITATION OF EMPLOYEES

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not directly or indirectly, in any capacity:

         (i) be personally involved, directly or indirectly through any enterprise with which he is associated, in the hiring or employment of any current employee or full-time consultant of the Company; or

         (ii) recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing) any employee or full-time consultant of the Company to terminate his or her employment or other relationship with the Company.

For purposes of this Section, the term "consultant" shall refer to individuals who perform services for the Company on an independent contractor and consulting basis, not the entity for whom they may be employed.

Notwithstanding the foregoing, nothing in this paragraph shall prevent the Executive or his employer from placing blind advertisements or hiring recruiters on a neutral basis in order to recruit generally.

7.       ACKNOWLEDGMENTS

The Executive acknowledges and agrees that the restrictions set forth in this Agreement are intended to protect the Company's interest in its Confidential Information and its commercial relationships and goodwill (with its customers, prospective customers, vendors, consultants and employees), including, without limitation, Confidential Information, commercial relationships and goodwill acquired by the Company through the Merger with TechForce, or developed while the Executive was employed by the Company, and are reasonable and appropriate for these purposes. The Executive acknowledges that based on his unique skills, position and exposure to Confidential Information, the breach, or threatened breach, by him of the provisions of this Agreement may cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. The Executive also acknowledges that Company's Customers are located throughout the United States and that a business competitive with the Company may be carried on anywhere within the United States as a result of the unique use of telephonic, technologic and other advanced communications techniques. Therefore, the Executive acknowledges that the geographical application of this Agreement is reasonable under the circumstances. The Executive further acknowledges that: (i) in the event his employment with the Company terminates for any reason, he will be able to earn a livelihood without violating the foregoing restrictions and (ii) his ability to earn a livelihood without violating such restrictions is a material condition to his employment with the Company.

8.       DISCLOSURE OF AGREEMENT

As long as it remains in effect, the Executive will disclose the existence of this Agreement to any prospective employer, partner, co-venturer, investor or lender prior to entering into an employment, partnership or other business relationship with such person or entity.

9.       INJUNCTION

The Executive agrees that it may be difficult to measure any damages caused to the Company which might result from any breach by the Executive of the promises set forth in this Agreement (except for those set forth in Sections 9 and 10), and that in any event money damages may be an inadequate remedy for any such breach. Accordingly the Executive agrees that if the Executive breach, or threatens to breach, any portion of Agreement (other than Sections 9 and 10), the Company may be entitled, in addition to all other remedies that it may have, to have an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

10.      MISCELLANEOUS PROVISIONS

         (a) Severability. If any provision, section or subsection of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, then the court may amend such portion or provision so as to comply with the law or, if it declines to do so, the void or unenforceable section or subsection shall not affect the validity of the remainder of the Agreement, each section or subsection of which shall be enforceable to the fullest extent permitted by law.

         (b) Waiver. Any failure of the Company to demand rigid adherence to one or more of this Agreement's terms, on one or more occasion, shall not be construed as a waiver nor deprive the Company of the right to insist upon strict compliance.

         (c) Governing Law. This is a New York contract and shall be construed under and be governed in all respects by the laws of the State of New York, without giving effect to the conflict of laws principles of such State. With respect to any disputes concerning federal law, such disputes shall be determined in accordance with the law as it would be interpreted and applied by the United States Court of Appeals for the Second Circuit.

         (d) Legal Fees and Costs. In any action brought by either party to enforce this Agreement, the prevailing party shall be entitled to be reimbursed for reasonable legal fees and the costs of litigation by the other party.

         (e) Entire Agreement. This agreement and any agreement to which it is attached and made part of constitute the entire agreement between the parties with respect to the subject matter herein and supersede all prior agreements, whether oral or written, between the parties and/or any predecessors in interest, including without limitation TechForce, with respect to any related subject matter. This agreement may not be modified or amended except by a writing signed by Executive, a duly-authorized representative of the Company and Richard Blaustein.


IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by Executive on this 30th day of June 1999.


                                      --------------------------------
                                      James Macchiarola

                  CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT

         THIS CONFIDENTIALITY AND NO-SOLICITATION AGREEMENT ("Agreement") is made and entered into by Robert Harvey, effective upon the consummation of the merger between TechForce Corporation and Equant Acquisition Corp.

                              W I T N E S S E T H:

         WHEREAS, Executive is presently an Executive of TechForce Corporation, a Georgia corporation ("TechForce");

         WHEREAS, on June 30, 1999, Company and TechForce have entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which a wholly owned subsidiary of Equant ("NEWCO") has agreed to acquire from the shareholders of TechForce all of the outstanding stock of TechForce (the "Merger");

         WHEREAS, Equant and/or NEWCO (hereinafter collectively referred to as "the Company") intends to employ Executive after consummation of the Merger;

         WHEREAS, Executive recognizes that his management services have been essential to the growth and development of TechForce and will be essential to the growth and development of Company for itself and its related and affiliated entities and, therefore, that the Executive's services are and will be special, unique and extraordinary;

         WHEREAS, Executive shall enter into and upon the consummation of the Merger be bound by an agreement with the Company that provides the Company and its affiliated and related entities with appropriate protection for their confidential information, and from solicitation of their Employees and unfair competition by the Executive, and for the assignment of the Executive to the Company of work-related inventions and developments; and

         WHEREAS, Executive will be subject to certain restrictive covenants necessary to protect the legitimate business interests of the Company, including without limitation, confidential, proprietary and trade secret information, and goodwill among customers, employees and vendors;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, Executive covenants and agrees as follows:

1.       DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "Confidential Information" means information belonging to the Company, whether reduced to writing (or in a form from which such information can be obtained, translated, or derived into reasonably usable form), or maintained in the Executive's mind or memory, which derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such information, including, without limitation, financial information, reports, and forecasts; inventions, improvements and other intellectual property, trade secrets; know-how; designs, processes or formulae; software or related code; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Company, and further includes, without limitation, all such types of information acquired by the Company from TechForce. Confidential Information includes information developed by the Executive in the course of the Executive's employment by the Company, as well as other information to which the Executive may have access in connection with the Executive's employment. Confidential Information also includes the confidential information of others with which the Company has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless due to breach of the Executive's duties under this Agreement. Regardless of whether information is in the public domain, information shall cease to be Confidential Information upon the fifth (5th) year anniversary of the termination and/or resignation of Executive's employment with the Company for any reason.

         (ii) "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable, including without limitation, discoveries and improvements which consist of or relate to any form of Confidential Information.

         (iii) "Company-Related Inventions and Developments" means all Inventions and Developments which either (A) relate at the time of conception or development to the actual or demonstrably proposed business or research and development activities of the Company; (B) result from or relate to any work performed for the Company, whether or not during normal business hours; (C) are developed on Company work time; or (D) are developed through the use of Confidential Information, or the Company's equipment, software, or other facilities or resources.

         (iv) "Services" means the development, direct or indirect, marketing, sales or distribution of network systems integration services.

         (v) "Customer" means any person or entity who (a) is receiving Services from the Company on the date of termination of the Executive's employment with the Company, or (b) received Services from the Company, TechForce or the Executive at any time during the one (1) year period immediately preceding the date of termination of the Executive's employment with the Company, provided, however, that upon the termination of Executive's employment, Executive shall receive a list of the Customers that are included within this Section (v)

         (vi) "Restricted Term" means the period ending twelve (12) months following the termination and/or resignation of the Executive's employment with the Company, regardless of the reason.

2.       CONFIDENTIALITY.

The Executive understands and agrees that the Executive's employment creates a relationship of confidence and trust between the Executive and the Company with respect to all Confidential Information. At all times, both during the Executive's employment with the Company and after its termination, the Executive will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the

Company, except as may be necessary in the ordinary course of performing the Executive's duties to the Company.

3.       DOCUMENTS, RECORDS, ETC.

All documents, records, data, apparatus, equipment and physical property, whether or not pertaining to the Confidential Information, which are furnished to the Executive by the Company or are produced by the Executive in connection with the Executive's employment will be and remain the sole property of the Company. The Executive will return to the Company all such materials and property, including any material or medium from which any Confidential Information may be ascertained or derived, as and when requested by the Company. In any event, the Executive will return all such materials and property immediately upon termination of the Executive's employment for any reason. The Executive will not retain with the Executive any such material or property or any copies, compilations, or analyses thereof after such termination.

4.       ASSIGNMENT OF INVENTIONS AND DEVELOPMENTS.

The Executive agrees that all Company-Related Inventions and Developments which he conceives or develops, in whole or in part, either alone or jointly with others, during his employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Executive hereby transfers and assigns to the Company any proprietary rights which he may have or acquire in such Company-Related Inventions and Developments, and he waives any other special rights which he may have or accrue therein. The Executive agrees to execute any documents and take any actions that may be required to effect and confirm such transfer, assignment and waiver. The provisions of this Agreement will apply to all Company-Related Inventions and Developments which are conceived or developed by the Executive during his employment with the Company, whether or not further development or reduction to practice may take place after termination of his employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the Executive which are reduced to practice within one year after termination of his employment were conceived during the term of his employment with the Company unless he is able to establish a later conception date by clear and convincing evidence.

The Executive represents and warrants that all Inventions and Developments made and currently or previously owned by him prior to his employment by the Company and that have not otherwise been assigned, transferred or sold to the Company in connection with the consummation of the transactions contemplated by the Merger Agreement, are disclosed in the Schedule attached to this Agreement.

The Executive agrees promptly to disclose to the Company, or to persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of this Agreement.

The Executive further agrees to assist the Company, at the Company's request from time to time and at its expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to the Company-Related Inventions and Developments in any and all countries. The Executive will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Executive's employment, provided that the Company will compensate him at a reasonable rate after such termination for time actually spent by the Executive at the Company's request on such assistance. In the event that the Company is unable, after using its best efforts, to secure the Executive's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act for him and on his behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes, with the same legal force and effect as if executed or done by the Executive.

5.       NONSOLICITATION OF CUSTOMERS

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not, directly or indirectly, in any capacity solicit the business or trade of any Customer for himself or for any other person or entity engaged in or for the purpose of providing the same Services to such Customer.

6.       NONSOLICITATION OF EMPLOYEES

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not directly or indirectly, in any capacity:

         (i) be personally involved, directly or indirectly through any enterprise with which he is associated, in the hiring or employment of any current employee or full-time consultant of the Company; or

         (ii) recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing) any employee or full-time consultant of the Company to terminate his or her employment or other relationship with the Company.

For purposes of this Section, the term "consultant" shall refer to individuals who perform services for the Company on an independent contractor and consulting basis, not the entity for whom they may be employed.

Notwithstanding the foregoing, nothing in this paragraph shall prevent the Executive or his employer from placing blind advertisements or hiring recruiters on a neutral basis in order to recruit generally.

7.       ACKNOWLEDGMENTS

The Executive acknowledges and agrees that the restrictions set forth in this Agreement are intended to protect the Company's interest in its Confidential Information and its commercial relationships and goodwill (with its customers, prospective customers, vendors, consultants and employees), including, without limitation, Confidential Information, commercial relationships and goodwill acquired by the Company through the Merger with TechForce, or developed while the Executive was employed by the Company, and are reasonable and appropriate for these purposes. The Executive acknowledges that based on his unique skills, position and exposure to Confidential Information, the breach, or threatened breach, by him of the provisions of this Agreement may cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. The Executive also acknowledges that Company's Customers are located throughout the United States and that a business competitive with the Company may be carried on anywhere within the United States as a result of the unique use of telephonic, technologic and other advanced communications techniques. Therefore, the Executive acknowledges that the geographical application of this Agreement is reasonable under the circumstances. The Executive further acknowledges that: (i) in the event his employment with the Company terminates for any reason, he will be able to earn a livelihood without violating the foregoing restrictions and (ii) his ability to earn a livelihood without violating such restrictions is a material condition to his employment with the Company.

8.       DISCLOSURE OF AGREEMENT

As long as it remains in effect, the Executive will disclose the existence of this Agreement to any prospective employer, partner, co-venturer, investor or lender prior to entering into an employment, partnership or other business relationship with such person or entity.

9.       INJUNCTION

The Executive agrees that it may be difficult to measure any damages caused to the Company which might result from any breach by the Executive of the promises set forth in this Agreement (except for those set forth in Sections 9 and 10), and that in any event money damages may be an inadequate remedy for any such breach. Accordingly the Executive agrees that if the Executive breach, or threatens to breach, any portion of Agreement (other than Sections 9 and 10), the Company may be entitled, in addition to all other remedies that it may have, to have an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

10.      MISCELLANEOUS PROVISIONS

         (a) Severability. If any provision, section or subsection of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, then the court may amend such portion or provision so as to comply with the law or, if it declines to do so, the void or unenforceable section or subsection shall not affect the validity of the remainder of the Agreement, each section or subsection of which shall be enforceable to the fullest extent permitted by law.

         (b) Waiver. Any failure of the Company to demand rigid adherence to one or more of this Agreement's terms, on one or more occasion, shall not be construed as a waiver nor deprive the Company of the right to insist upon strict compliance.

         (c) Governing Law. This is a New York contract and shall be construed under and be governed in all respects by the laws of the State of New York, without giving effect to the conflict of laws principles of such State. With respect to any disputes concerning federal law, such disputes shall be determined in accordance with the law as it would be interpreted and applied by the United States Court of Appeals for the Second Circuit.

         (d) Legal Fees and Costs. In any action brought by either party to enforce this Agreement, the prevailing party shall be entitled to be reimbursed for reasonable legal fees and the costs of litigation by the other party.

         (e) Entire Agreement. This agreement and any agreement to which it is attached and made part of constitute the entire agreement between the parties with respect to the subject matter herein and supersede all prior agreements, whether oral or written, between the parties and/or any predecessors in interest, including without limitation TechForce, with respect to any related subject matter. This agreement may not be modified or amended except by a writing signed by Executive, a duly-authorized representative of the Company and Richard Blaustein.


IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by Executive on this 30th day of June 1999.


                                  --------------------------------
                                  Robert Harvey

                      CONFIDENTIALITY, NO-SOLICITATION AND
                              NON-COMPETE AGREEMENT

         THIS CONFIDENTIALITY, NO-SOLICITATION AND NON-COMPETE AGREEMENT ("Agreement") is made and entered into by John Koehler, effective upon the consummation of the merger between TechForce Corporation and Equant Acquisition Corp.

                              W I T N E S S E T H:

         WHEREAS, Executive is presently an Executive of TechForce Corporation, a Georgia corporation ("TechForce");

         WHEREAS, on June 30, 1999, Company and TechForce have entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which a wholly owned subsidiary of Equant ("NEWCO") has agreed to acquire from the shareholders of TechForce all of the outstanding stock of TechForce (the "Merger");

         WHEREAS, Equant and/or NEWCO (hereinafter collectively referred to as "the Company") intends to employ Executive after consummation of the Merger;

         WHEREAS, Executive recognizes that his management services have been essential to the growth and development of TechForce and will be essential to the growth and development of Company for itself and its related and affiliated entities and, therefore, that the Executive's services are and will be special, unique and extraordinary;

         WHEREAS, Executive shall enter into and upon the consummation of the Merger be bound by an agreement with the Company that provides the Company and its affiliated and related entities with appropriate protection for their confidential information, and from solicitation of their Employees and unfair competition by the Executive, and for the assignment of the Executive to the Company of work-related inventions and developments; and

         WHEREAS, Executive will be subject to certain restrictive covenants necessary to protect the legitimate business interests of the Company, including without limitation, confidential, proprietary and trade secret information, and goodwill among customers, employees and vendors;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, Executive covenants and agrees as follows:

1.       DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "Confidential Information" means information belonging to the Company, whether reduced to writing (or in a form from which such information can be obtained, translated, or derived into reasonably usable form), or maintained in the Executive's mind or memory, which derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such information, including, without limitation, financial information, reports, and forecasts; inventions, improvements and other intellectual property, trade secrets; know-how; designs, processes or formulae; software or related code; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Company, and further includes, without limitation, all such types of information acquired by the Company from TechForce. Confidential Information includes information developed by the Executive in the course of the Executive's employment by the Company, as well as other information to which the Executive may have access in connection with the Executive's employment. Confidential Information also includes the confidential information of others with which the Company has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless due to breach of the Executive's duties under this Agreement. Regardless of whether information is in the public domain, information shall cease to be Confidential Information upon the fifth (5th) year anniversary of the termination and/or resignation of Executive's employment with the Company for any reason.

         (ii) "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable, including without limitation, discoveries and improvements which consist of or relate to any form of Confidential Information.

         (iii) "Company-Related Inventions and Developments" means all Inventions and Developments which either (A) relate at the time of conception or development to the actual or demonstrably proposed business or research and development activities of the Company; (B) result from or relate to any work performed for the Company, whether or not during normal business hours; (C) are developed on Company work time; or (D) are developed through the use of Confidential Information, or the Company's equipment, software, or other facilities or resources.

         (iv) "Services" means the development, direct or indirect, marketing, sales or distribution of network systems integration services.

         (v) "Customer" means any person or entity who (a) is receiving Services from the Company on the date of termination of the Executive's employment with the Company, or (b) received Services from the Company, TechForce or the Executive at any time during the one (1) year period immediately preceding the date of termination of the Executive's employment with the Company, provided, however, that upon the termination of Executive's employment, Executive shall receive a list of the Customers that are included within this Section (v)

         (vi) "Restricted Term" means the period ending twenty-four (24) months following the termination and/or resignation of the Executive's employment with the Company, regardless of the reason.

2.       CONFIDENTIALITY.

The Executive understands and agrees that the Executive's employment creates a relationship of confidence and trust between the Executive and the Company with respect to all Confidential Information. At all times, both during the Executive's employment with the Company and after its termination, the Executive will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the

Company, except as may be necessary in the ordinary course of performing the Executive's duties to the Company.

3.       DOCUMENTS, RECORDS, ETC.

All documents, records, data, apparatus, equipment and physical property, whether or not pertaining to the Confidential Information, which are furnished to the Executive by the Company or are produced by the Executive in connection with the Executive's employment will be and remain the sole property of the Company. The Executive will return to the Company all such materials and property, including any material or medium from which any Confidential Information may be ascertained or derived, as and when requested by the Company. In any event, the Executive will return all such materials and property immediately upon termination of the Executive's employment for any reason. The Executive will not retain with the Executive any such material or property or any copies, compilations, or analyses thereof after such termination.

4.       ASSIGNMENT OF INVENTIONS AND DEVELOPMENTS.

The Executive agrees that all Company-Related Inventions and Developments which he conceives or develops, in whole or in part, either alone or jointly with others, during his employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Executive hereby transfers and assigns to the Company any proprietary rights which he may have or acquire in such Company-Related Inventions and Developments, and he waives any other special rights which he may have or accrue therein. The Executive agrees to execute any documents and take any actions that may be required to effect and confirm such transfer, assignment and waiver. The provisions of this Agreement will apply to all Company-Related Inventions and Developments which are conceived or developed by the Executive during his employment with the Company, whether or not further development or reduction to practice may take place after termination of his employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the Executive which are reduced to practice within one year after termination of his employment were conceived during the term of his employment with the Company unless he is able to establish a later conception date by clear and convincing evidence.

The Executive represents and warrants that all Inventions and Developments made and currently or previously owned by him prior to his employment by the Company and that have not otherwise been assigned, transferred or sold to the Company in connection with the consummation of the transactions contemplated by the Merger Agreement, are disclosed in the Schedule attached to this Agreement.

The Executive agrees promptly to disclose to the Company, or to persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of this Agreement.

The Executive further agrees to assist the Company, at the Company's request from time to time and at its expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to the Company-Related Inventions and Developments in any and all countries. The Executive will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Executive's employment, provided that the Company will compensate him at a reasonable rate after such termination for time actually spent by the Executive at the Company's request on such assistance. In the event that the Company is unable, after using its best efforts, to secure the Executive's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act for him and on his behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes, with the same legal force and effect as if executed or done by the Executive.

5.       NONSOLICITATION OF CUSTOMERS

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not, directly or indirectly, in any capacity solicit the business or trade of any Customer for himself or for any other person or entity engaged in or for the purpose of providing the same Services to such Customer.

6.       UNFAIR COMPETITION

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not, directly or indirectly, in any capacity, whether as owner, partner, director, shareholder, consultant, agent, employee, co-venturer or otherwise, engage, participate, assist or invest in any business activity within the United States that involves the development, production, sale, provision or marketing of Services that directly or indirectly compete with the Company. The foregoing will not prevent the Executive from owning up to five (5) percent of the outstanding securities of a publicly-held corporation which competes with the Company, or from being employed by or affiliated or associated with any person or entity after termination of his employment with the Company so long as he does not have any direct or indirect involvement on behalf of any such person or entity with respect to developing, producing, selling, providing or marketing Services in competition with the Company. Upon the Executive's reasonable request, the Executive and the Company shall discuss in good faith whether a particular activity would violate this provision.

7.       NONSOLICITATION OF EMPLOYEES

During Executive's employment and during the Restricted Term, regardless of the reason for termination of his employment, the Executive will not directly or indirectly, in any capacity:

         (i) be personally involved, directly or indirectly through any enterprise with which he is associated, in the hiring or employment of any current employee or full-time consultant of the Company; or

         (ii) recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing) any employee or full-time consultant of the Company to terminate his or her employment or other relationship with the Company.

         For purposes of this Section, the term "consultant" shall refer to individuals who perform services for the Company on an independent contractor and consulting basis, not the entity for whom they may be employed.

         Notwithstanding the foregoing, nothing in this paragraph shall prevent the Executive or his employer from placing blind advertisements or hiring recruiters on a neutral basis in order to recruit generally.

8.       ACKNOWLEDGMENTS

The Executive acknowledges and agrees that the restrictions set forth in this Agreement are intended to protect the Company's interest in its Confidential Information and its commercial relationships and goodwill (with its customers, prospective customers, vendors, consultants and employees), including, without limitation, Confidential Information, commercial relationships and goodwill acquired by the Company through the Merger with TechForce, or developed while the Executive was employed by the Company, and are reasonable and appropriate for these purposes. The Executive acknowledges that based on his unique skills, position and exposure to Confidential Information, the breach, or threatened breach, by him of the provisions of this Agreement may cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. The Executive also acknowledges that Company's Customers are located throughout the United States and that a business competitive with the Company may be carried on anywhere within the United States as a result of the unique use of telephonic, technologic and other advanced communications techniques. Therefore, the Executive acknowledges that the geographical application of this Agreement is reasonable under the circumstances. The Executive further acknowledges that: (i) in the event his employment with the Company terminates for any reason, he will be able to earn a livelihood without violating the foregoing restrictions and (ii) his ability to earn a livelihood without violating such restrictions is a material condition to his employment with the Company.

9.       DISCLOSURE OF AGREEMENT

As long as it remains in effect, the Executive will disclose the existence of this Agreement to any prospective employer, partner, co-venturer, investor or lender prior to entering into an employment, partnership or other business relationship with such person or entity.

10.      INJUNCTION

The Executive agrees that it may be difficult to measure any damages caused to the Company which might result from any breach by the Executive of the promises set forth in this Agreement (except for those set forth in Sections 9 and 10), and that in any event money damages may be an inadequate remedy for any such breach. Accordingly the Executive agrees that if the Executive breach, or threatens to breach, any portion of Agreement (other than Sections 9 and 10), the Company may be entitled, in addition to all other remedies that it may have, to have an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

11.      MISCELLANEOUS PROVISIONS

         (a) Severability. If any provision, section or subsection of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, then the court may amend such portion or provision so as to comply with the law or, if it declines to do so, the void or unenforceable section or subsection shall not affect the validity of the remainder of the

Agreement, each section or subsection of which shall be enforceable to the fullest extent permitted by law.

         (b) Waiver. Any failure of the Company to demand rigid adherence to one or more of this Agreement's terms, on one or more occasion, shall not be construed as a waiver nor deprive the Company of the right to insist upon strict compliance.

         (c) Governing Law. This is a New York contract and shall be construed under and be governed in all respects by the laws of the State of New York, without giving effect to the conflict of laws principles of such State. With respect to any disputes concerning federal law, such disputes shall be determined in accordance with the law as it would be interpreted and applied by the United States Court of Appeals for the Second Circuit.

         (d) Legal Fees and Costs. In any action brought by either party to enforce this Agreement, the prevailing party shall be entitled to be reimbursed for reasonable legal fees and the costs of litigation by the other party.

         (e) Entire Agreement. This agreement and any agreement to which it is attached and made part of constitute the entire agreement between the parties with respect to the subject matter herein and supersede all prior agreements, whether oral or written, between the parties and/or any predecessors in interest, including without limitation TechForce, with respect to any related subject matter. This agreement may not be modified or amended except by a writing signed by Executive, a duly-authorized representative of the Company and Richard Blaustein.


IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by Executive on this 30th day of June 1999.


                                  --------------------------------
                                  John Koehler


8